                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported) May 12, 2003
                                                           ------------




                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-08788                   SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

2-28348                   NEVADA POWER COMPANY                                       88-0420104
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

0-00508                   SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011




                                      None
--------------------------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS

Deferred Energy Rate Case Decision
----------------------------------

On May 13, 2003, Sierra Pacific Resources, the parent corporation of Nevada Power Company (the "Company"), issued a press release announcing that the Public Utilities Commission of Nevada ("PUCN") finalized an order allowing the Company to recover over three years approximately $148 million of $195 million in deferred energy costs incurred by the Company from October 1, 2001, through September 30, 2002.

The PUCN's order also provides for the base tariff energy rate (going forward rate) to be set at approximately $42 per MWh, which will result in an overall
6.3 percent decrease for a typical residential customer of the Company. The rate reduction will become effective May 19, 2003.

A copy of the press release, dated May 13, 2003, is attached as Exhibit 99.1 hereto.


Legal Proceedings
-----------------

On May 12, 2003, the Company filed a Motion to Reconsider, Alter or Amend (the "Motion") the Order of the First Judicial District Court of Nevada (the "Court") that was issued on April 28, 2003 (the "Order"), denying the Company's appeal of the March 29, 2002 decision of the PUCN that disallowed the recovery of $437 million of deferred energy costs incurred by the Company on behalf of its customers in 2001. The Motion requests that the Court reconsider its Order with respect to the "Merrill Lynch" disallowances that comprised approximately $180 million of the $437 million of the 2001 disallowed deferred energy costs. The Company is unable to predict how or when the Court will rule on the Motion.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a)      Financial Statements of Businesses Acquired.
              -------------------------------------------

              Not required

     (b)      Pro forma financial information.
              -------------------------------

              Not required

     (c)      Exhibit.
              -------

              99.1 Sierra Pacific Resources- Press Release issued May 13, 2003

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SIERRA PACIFIC RESOURCES
                                                ------------------------
                                                     (Registrant)

Date:        May 15, 2003                By:  /s/ John E. Brown
             ------------                   --------------------------------
                                              John E. Brown
                                              Vice President, Controller

                                                 NEVADA POWER COMPANY
                                                 --------------------
                                                     (Registrant)

Date:        May 15, 2003                By:  /s/ John E. Brown
             ------------                   --------------------------------
                                              John E. Brown
                                              Vice President, Controller


                                             SIERRA PACIFIC POWER COMPANY
                                             ----------------------------
                                                    (Registrant)

Date:        May 15, 2003                By:  /s/ John E. Brown
             ------------                   --------------------------------
                                              John E. Brown
                                              Vice President, Controller

                                  EXHIBIT INDEX

Exhibit   99.1


         Sierra Pacific Resources- Press Release issued May 13, 2003.